                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF NORTH CAROLINA
                                RALEIGH DIVISION

In re:                                                    (Bracket)   Case No. 93-01365-5-ATS
ROSE'S STORES, INC.,                                                  Chapter 11
          DEBTOR.

      ORDER (I) APPROVING FIRST AMENDED DISCLOSURE STATEMENT, AUTHORIZING
          SOLICITATION OF VOTES AND GRANTING RELATED RELIEF RESPECTING
               THE FIRST AMENDED JOINT PLAN OF REORGANIZATION AND
    (II) SCHEDULING HEARING ON CONFIRMATION OF SUCH FIRST AMENDED JOINT PLAN Upon (A) the "Motion For Order (i) Approving The Proposed Disclosure
Statement; (ii) Scheduling A Hearing Date To Consider Confirmation Of The Joint Plan; (iii) Establishing All Requirements And Procedures For (a) Solicitation Of Acceptances Or Rejections Of The Joint Plan, (b) Voting On The Joint Plan, (c) Counting Ballots, And (d) Submission Of Objections To Confirmation Of The Joint Plan; And (iv) Prescribing The Form And Manner Of Notice With Respect To Such Relief" (the "Motion"), filed by Rose's Stores, Inc., debtor and debtor-in-possession in the above-captioned case (the "Debtor"); (B) this Court's Order dated August 8, 1994 (the "Scheduling Order") scheduling a hearing to consider the relief requested in the Motion, and prescribing the form and manner of notice of the Disclosure Statement Approval Hearing (as defined in the Scheduling Order); (C) (i) the proposed First Amended Joint Plan Of Reorganization For Rose's Stores, Inc. (with all exhibits and attachments, the "Joint Plan"); and (ii) the proposed First Amended Disclosure Statement Relating To Joint Plan Of Reorganization For Rose's Stores, Inc. (with all exhibits and attachments, the "Proposed Disclosure Statement"), copies of which have been filed with the Court; and (D) the record of the hearings held on September 20, 1994 and October 4, 1994; and it appearing from the certificates of service, affidavits of service and certificates of publication filed with the Court that adequate and sufficient notice of the Motion and the hearing thereon has been given in accordance with the Scheduling Order; and sufficient cause appearing therefor; and after due deliberation; it is hereby
     ORDERED, that the Motion is approved in all respects; and it is further ORDERED, that the Proposed Disclosure Statement is approved as containing
"adequate information" within the meaning of section 1125 of the Bankruptcy Code and shall hereinafter be referred to as the "Disclosure Statement"; and it is further
     ORDERED, that the amount and manner of notice actually given to Dean Witter Reynolds, the certain retirees and the holders of stock options of the Motion and the Disclosure Statement Approval Hearing, as reflected in the various certificate of service and affidavits of service filed with the Court, was sufficient under the facts and circumstances of this case and to the extent such notice was less than the notice otherwise required by Rule 2002(b) and (d) of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules"), the Court hereby shortens the required notice pursuant to Bankruptcy Rule 9006(c)(1) to the notice actually given; and it is further
     ORDERED, that pursuant to Bankruptcy Rule 3017(c) the forms of ballot, including voting instructions (collectively, the "Ballots," and individually, a "Ballot" or "Master Ballot"), substantially in the form annexed hereto as Exhibit "A" and listed immediately below are hereby approved in all respects and may be used by the Debtor in conjunction with the solicitation of votes on the Joint Plan from entities entitled to accept or reject the Joint Plan, as follows:

Ballot No. 1   Ballot for Unsecured Creditors (Class 3)
Ballot No. 2   Ballot for Registered and Beneficial Owners of Voting Common Stock and Non-Voting
               Class B Stock (Class 5)
Ballot No. 3   Master Ballot for Use By Brokerage Firms, Financial Institutions, Other Nominees and
               Proxy Intermediaries;

and it is further
                                                                            M-11

     ORDERED, that the Debtor is authorized to retain Federated Claims Services Group as ballot agent (the "Ballot Agent") in this case to receive and tabulate the Ballots, and otherwise administer the balloting process; and it is further
     ORDERED, that (i) all Ballots, including Master Ballots must be actually received by the Ballot Agent on or before 5:00 p.m. (Eastern Standard Time) on December 5, 1994 (the "Voting Deadline"), to be counted, and any Ballot or Master Ballot which is received after such time will not be counted, and (ii) only Ballots actually received by the Ballot Agent by hand, mail or overnight courier will be counted; Ballots received by facsimile will not be counted; and it is further
     ORDERED, that (i) any Ballot returned by the Voting Deadline which is properly completed and executed by the holder of a claim or interest permitted to vote pursuant to the Joint Plan and Disclosure Statement which does not indicate an acceptance or rejection of the Joint Plan shall be deemed to be an acceptance of the Joint Plan, (ii) any Ballot which is not executed will be considered null and void and will not be counted, (iii) if no votes are received with respect to a particular class of claims or interests which are entitled to vote on the Joint Plan, such class shall be deemed to have accepted the Joint Plan, (iv) any Ballot in which both the acceptance and rejection boxes are checked shall be deemed to have voted to accept the Joint Plan, and (v) if a particular creditor or interest holder casts more than one Ballot voting the same claim prior to the Voting Deadline, the last Ballot received prior to the Voting Deadline shall be deemed to reflect the voter's intent and thus shall be deemed to supersede any prior Ballots; and it is further
     ORDERED, that pursuant to section 1128 of the Bankruptcy Code and Bankruptcy Rule 3017(c), a hearing shall be held before the Honorable A. Thomas Small, United States Bankruptcy Judge at 10:30 a.m. on December 13, 1994, or as soon thereafter as counsel can be heard (the "Confirmation Hearing"), in Room 208 of the United States Bankruptcy Court, Eastern District of North Carolina, U.S. Courthouse and Post Office Building, 300 Fayetteville Street Mall, Raleigh, North Carolina, to consider confirmation of the Joint Plan; and it is further
     ORDERED, that any objection to confirmation of the Joint Plan must (i) be in writing, (ii) comply with the Bankruptcy Rules and Local Bankruptcy Rules of the Court, (iii) set forth the name of the objecting party, the nature and amount of any claim or interest alleged by such objecting party against the estate or any property of any Debtor, (iv) state with particularity the legal and factual basis for the objection, (v) be filed with the Clerk of the Court, with a copy thereof served, by hand or by mail, upon (i) Smith Debnam Hibbert & Pahl, counsel for the Debtor, P.O. Box 26268, Raleigh, North Carolina 27611,
Attn: J. Larkin Pahl; (ii) Proskauer Rose Goetz & Mendelsohn, special bankruptcy counsel for the Debtor, 1585 Broadway, New York, New York 10036, Attn: Alan B. Hyman, Esq. (iii) Otterbourg, Steindler, Houston & Rosen, P.C., counsel for the Official Committee of Unsecured Creditors, 230 Park Avenue, New York, New York 10169, Attn: Glenn Rice, Esq.; (iv) Lord Bissell & Brook, counsel for the Committee of Equity Security Holders, 115 South La Salle Street, Chicago, Illinois 60603, Attn: Benjamin Waisbren, Esq., (v) Hebb & Gitlin, counsel to the Senior Secured Noteholders, One State Street, Hartford, Connecticut 06103, Attn:
Michael J. Reilly, (vi) Anderson Kill Olick & Oshinsky, PC, counsel to The Bank of Tokyo, Ltd., 1251 Avenue of the Americas, New York, New York 10020, Attn:
Jeffrey L. Glatzer, and (vii) the Office of the Bankruptcy Administrator, Eastern District of North Carolina, P.O. Box 3758, Wilson, North Carolina 27894 (the "Bankruptcy Administrator"), Attn: Marjorie Lynch, Esq., so as to actually be received no later than 5:00 p.m. (Eastern Standard Time) on December 5, 1994; and it is further
     ORDERED, that any objections, responses or comments to confirmation of the Joint Plan that are not timely filed and served as set forth in the foregoing decretal paragraph shall be deemed waived; and it is further
     ORDERED, that October 5, 1994 (the "Record Date") be, and hereby is, established as the record date for purposes of determining which creditors and equity security holders (pursuant to Bankruptcy Rule 3018(a)) are entitled to receive a Solicitation Package (as defined below) and vote on the Joint Plan; and it is further
     ORDERED, that notwithstanding the Record Date, orders of the Court, entered after the Record Date may effect the amount such holders of claims or interests as of the Record Date may vote for or against the Joint Plan; and it is further
     ORDERED, that the Debtor be, and hereby is, authorized to mail or cause to be mailed (first-class) on or before October 26, 1994 (the "Service Date") (i) a copy of the Disclosure Statement (including the Joint Plan); (ii) a Ballot (where applicable); (iii) a copy of this Order (without exhibits); (iv) letters, substantially in the form annexed hereto as Exhibit "B" from (a) the Debtor's management, (b) the Official Unsecured Creditors Committee (c) the Official Committee of Equity Security Holders and (d) the Debtor's management to retirees (where applicable); and (v) a notice substantially in the form annexed hereto as Exhibit "C" (the "Notice"), of (a) this Court's approval of the Disclosure Statement, (b) the time within which acceptances and rejections of the Joint Plan must be received by the Ballot Agent, (c) the Confirmation Hearing, and (d) the time within which objections to confirmation of the Joint Plan must be filed with the Court and served on the parties specified in this Order (collectively the "Solicitation Package") on every entity that was listed in the Debtor's schedules as a
M-12
creditor, or is a party to a pre-petition executory contract or unexpired lease with the Debtor, every entity which has, as of the date hereof, filed a proof of claim or interest with this Court against the Debtor (which has not been disallowed as of the date hereof by an order of this Court), every holder of record of securities of the Debtor determined as of the close of business on the Record Date, the Bankruptcy Administrator, the Securities and Exchange Commission, the District Director, Internal Revenue Service, and the United States Attorney for the Eastern District of North Carolina; and it is further
     ORDERED, that the Debtor shall cause the Notice to be published once in THE NEW YORK TIMES (National Edition), THE WALL STREET JOURNAL (National Edition), THE ATLANTA CONSTITUTION and THE RALEIGH NEWS AND OBSERVER on or before the Service Date; and it is further
     ORDERED, that Wachovia Bank of North Carolina, N.A., the Debtor's Stock Transfer Agent ("Wachovia"), shall provide the Debtor, or such other entity designated by the Debtor, within five (5) business days after the Record Date, a hard copy and a computer tape of the certified shareholder list, listing all record holders of stock (all classes) in the Debtor as of the Record Date; and it is further
     ORDERED, that banks, brokerage firms or agents (collectively, the "Master Ballot Agents") through which beneficial owners hold stock in the Debtor be, and hereby are, directed to distribute Solicitation Packages as promptly as possible to the beneficial owners for which they provide services, and that such Master Ballot Agents shall obtain the votes of beneficial owners of stock in the Debtor by forwarding the Solicitation Package to the beneficial owner of stock in the Debtor for voting along with a return envelope provided by and addressed to the Master Ballot Agent, with the beneficial owner then returning the individual Ballot to that Master Ballot Agent. The Master Ballot Agent shall summarize the votes of its respective beneficial owners on the appropriate Master Ballot in accordance with the procedures set forth below and the instructions annexed to the Master Ballot, and then returning the Master Ballot to the Ballot Agent so as to be received prior to the Voting Deadline. The Debtor shall provide the Master Ballot Agents with sufficient copies of the Solicitation Package for distribution by them to the beneficial owners of equity securities; and it is further
     ORDERED, that the Debtor shall serve a copy of this Order on Wachovia, ADP Proxy Services, and each known bank, brokerage firm or agent that is serving as a Master Ballot Agent through which beneficial owners hold stock in the Debtor (other than those banks, brokerage firms or agents that use ADP Proxy Services), and, upon written request, is authorized to reimburse such entities (or their agents) in accordance with customary procedures for their reasonable, actual and necessary out-of-pocket expenses incurred in performing the tasks described herein; and it is further
     ORDERED that with respect to the tabulation of Ballots cast by record holders and beneficial owners of Stock in the Debtor, the following procedures are hereby approved:
     a. All Master Ballot Agents through which beneficial owners hold Stock in the Debtor shall arrange to receive and summarize on a Master Ballot all individual Ballots cast by their respective beneficial owners and return a Master Ballot to the Ballot Agent. Master Ballot Agents shall retain the Ballots cast by their respective beneficial owners for inspection for one year following the submission of a corresponding Master Ballot.
     b. Votes cast by beneficial owners holding Stock in the Debtor through a Master Ballot Agent and transmitted by means of a Master Ballot will be matched against the positions in the applicable stock held by such entities, as evidenced by the record list of holders of the applicable stock. Votes submitted by a Master Ballot Agent on a Master Ballot shall not be counted in excess of the record position maintained by that entity in the applicable equity security.
     c. To the extent that conflicting votes or "overvotes"1 are submitted by a Master Ballot Agent tallying the votes of beneficial owners of stock in the Debtor on a Master Ballot, the Ballot Agent shall attempt to resolve the conflict or overvote prior to the Voting Deadline.
     d. To the extent that an overvote on a Master Ballot or Ballots is not reconcilable prior to the Voting Deadline, votes to accept and reject the Joint Plan shall be applied by the Ballot Agent in the same proportion as the votes to accept and reject the Joint Plan submitted by the applicable Master Ballot Agent on the Master Ballot(s) that resulted in the overvote to the extent of the Master Ballot Agent's record position in the applicable stock in the Debtor.
     e. A single Master Ballot Agent may complete and deliver to the Ballot Agent multiple Master Ballots summarizing the votes of beneficial owners of stock in the Debtor. Votes reflected on multiple Master Ballots will be counted, except to the
1 As used herein, "overvote" means a Master Ballot Agent's submission of a Master Ballot or Ballots reflecting an aggregate amount of interests that exceed the record position maintained by that Master Ballot Agent in the applicable equity security.
                                                                            M-13
extent that they are duplicative of other Master Ballots. If two or more Master Ballots are inconsistent, the latest Master Ballot received prior to the Voting Deadline will, to the extent of such inconsistency, supersede and revoke any prior Master Ballot.
     f. For purposes of tabulating votes, each record owner (except Master Ballot Agents) or beneficial owner of stock in the Debtor will be deemed to have voted the full amount of its claim or claims relating to such stock in the Debtor; and it is further
     ORDERED, that the Debtor is not required to mail Solicitation Packages to any entity at an address from which the notice of the Disclosure Statement Approval Hearing was returned by the United States Post Office as undeliverable, unless the Debtor is provided with an accurate address by such entity prior to October 26, 1994; and it is further
     ORDERED, that notwithstanding anything to the contrary herein (i) the ballots previously cast for the Joint Plan (prior to its amendment) pursuant to that certain Consent Order Regarding Support Of The Proposed Joint Plan Of Reorganization Of Rose's Stores, Inc. entered by this Court on August 30, 1994 (the "Plan Support Consent Order") by the Balloting Pre-Petition Lenders (as defined in the Plan Support Consent Order) are deemed to apply to the Joint Plan (as amended through October 4, 1994) and the Balloting Pre-Petition Lenders are deemed to have accepted the Joint Plan (as amended through October 4, 1994);
(ii) the Plan Support Consent Order is and remains in full force and effect with respect to the Joint Plan; and (iii) the written consent of GE Capital given in respect of the Joint Plan (prior to it amendment) shall apply to the Joint Plan; and it is further
     ORDERED, that to the extent there are any contingent, disputed or unliquidated claims that are not estimated by order of this Court entered prior to the Confirmation Hearing, such claims may be estimated at the Confirmation Hearing. The Debtor shall notify the holders of such contingent, disputed or unliquidated claims of the Debtor's intention to request that such claims be estimated for voting purposes at the Confirmation Hearing as soon as possible after such claims, if any, are identified; and it is further
     ORDERED, that the solicitation of acceptances or rejections of the Joint Plan and the participation in the offer, issuance, sale or purchase of securities, offered or sold under the Joint Plan are deemed to have been made in good faith and in compliance with the applicable provisions of the Bankruptcy Code, and persons soliciting acceptances or rejections of the Joint Plan and persons participating in the offer, issuance, sale or purchase of securities, offered or sold under the Joint Plan are entitled to the protection of section 1126(e) of the Bankruptcy Code; and it is further
     ORDERED, that the above-authorized notices by mail and publication shall be deemed good and sufficient notice of the time within which objections to the Joint Plan must be filed and the time within which acceptances and rejections of the Joint Plan must be received, and of the Confirmation Hearing; and it is further
     ORDERED, that the Debtor is hereby authorized to make typographical, grammatical and other conforming changes to the Disclosure Statement and Joint Plan prior to mailing to creditors, interest holders, and parties in interest without further order of this Court, provided, however, that the Debtor shall file with the Court the fully corrected Disclosure Statement and Joint Plan, as submitted to creditors, interest holders and parties in interest; and it is further
     ORDERED, that the Confirmation Hearing described above may be adjourned from time to time without further notice to creditors, holders of equity interests or interested parties other than by the announcement of the adjourned date at the Confirmation Hearing.
Dated: October 5, 1994

                                                                               /s/              A. THOMAS SMALL
                                                                                UNITED STATES BANKRUPTCY JUDGE

M-14

                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF NORTH CAROLINA
                                RALEIGH DIVISION

In re:                                                    (Bracket)   Case No. 93-01365-5-ATS
ROSE'S STORES, INC.,                                                  Chapter 11
          DEBTOR.

                  NOTICE RESPECTING (I) APPROVAL OF DISCLOSURE
                 STATEMENT, (II) BALLOT AND VOTING PROCEDURES,
           (III) HEARING ON CONFIRMATION OF FIRST AMENDED JOINT PLAN
               OF REORGANIZATION, AND (IV) OTHER RELIEF RELATING
               TO PLAN SOLICITATION AND THE CONFIRMATION HEARING
     PLEASE TAKE NOTICE, that, pursuant to the order, dated October 5, 1994, of the Honorable A. Thomas Small, United States Bankruptcy Judge, United States Bankruptcy Court, Eastern District of North Carolina (the "Order"), the First Amended Disclosure Statement Relating to Joint Plan of Reorganization of Rose's Stores, Inc., debtor and debtor-in-possession (the "Debtor"), dated October 4, 1994 (as so approved, the "Disclosure Statement"), has been approved in its entirety as containing "adequate information" pursuant to section 1125 of chapter 11 of title 11, United States Code, 11 U.S.C.
(section mark)(section mark) 101 ET SEQ. (the "Bankruptcy Code"). The Disclosure Statement has been transmitted by the Debtor to the parties-in-interest in accordance with the Order, section 1125 of the Bankruptcy Code, and Rules 3017 and 3018 of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules"). Pursuant to section 1125 of the Bankruptcy Code, and Bankruptcy Rules 3017 and 3018, the Debtor has been authorized to solicit, and is soliciting, acceptances of the First Amended Joint Plan of Reorganization, dated October 4, 1994 (the "Joint Plan"), from holders of claims against and/or interests in the Debtor that are entitled to vote under the Joint Plan.
     PLEASE TAKE FURTHER NOTICE, that, pursuant to section 1122 of the Bankruptcy Code and Bankruptcy Rule 3020, a hearing (the "Confirmation Hearing") shall be held before the Honorable A. Thomas Small, United States Bankruptcy Judge, in Room 208 of the United States Bankruptcy Court, Eastern District of North Carolina, U.S. Courthouse and Post Office Building, 300 Fayetteville Street Mall, Raleigh, North Carolina, on December 13, 1994 at 10:30 a.m. or as soon thereafter as counsel may be heard, to consider confirmation ("Confirmation") of the Joint Plan pursuant to the applicable provisions of the Bankruptcy Code.
     PLEASE TAKE FURTHER NOTICE, that the Joint Plan and Disclosure Statement are on file with the Clerk of the Bankruptcy Court for the Eastern District of North Carolina, P.O. Box 1441, Raleigh, North Carolina 27602, and are available for inspection during regular business hours.
     PLEASE TAKE FURTHER NOTICE, that all Ballots must be actually received by Federated Claims Services Group (the "Ballot Agent") on or before December 5, 1994 at 5:00 p.m., Eastern Standard Time (the "Voting Deadline") at:

VIA MAIL                                      VIA OVERNIGHT COURIER
Federated Claims Services Group               Federated Claims Services Group
Post Office Box 1607                          9111 Duke Blvd.
Cincinnati, Ohio 45201-1607                   Mason, Ohio 45040

     Ballots by shareholders of Rose's Stores, Inc. Voting Common Stock and/or Non-voting Class B Stock, held in street name, must return their Ballots to the bank, brokerage firm or other nominee, which forwarded the Ballot to them in the return pre-addressed envelope provided by such bank, brokerage firm or other nominee, sufficiently prior to the Voting Deadline to allow votes to be processed and forwarded by the bank, brokerage firm or other nominee to the Ballot Agent so as to be received on or before the Voting Deadline.
     PLEASE TAKE FURTHER NOTICE, THAT ANY BALLOT WHICH IS RECEIVED AFTER THE VOTING DEADLINE WILL NOT BE COUNTED. ANY BALLOT WHICH IS EXECUTED BUT WHICH DOES NOT INDICATE AN ACCEPTANCE OR REJECTION OF THE JOINT PLAN SHALL BE DEEMED AN ACCEPTANCE OF THE JOINT PLAN. ANY BALLOT WHICH IS NOT EXECUTED WILL BE CONSIDERED NULL AND VOID AND WILL NOT BE COUNTED. IF NO VOTES ARE RECEIVED WITH RESPECT TO A PARTICULAR CLASS OF CLAIMS OR INTERESTS WHICH ARE ENTITLED TO VOTE ON THE JOINT PLAN, SUCH CLASS SHALL BE DEEMED TO HAVE ACCEPTED THE JOINT PLAN. ANY BALLOT IN WHICH BOTH THE ACCEPTANCE AND REJECTION BOXES ARE CHECKED SHALL BE DEEMED TO HAVE VOTED TO ACCEPT THE JOINT PLAN. ANY BALLOT RECEIVED BY FACSIMILE WILL NOT BE COUNTED.
     PLEASE TAKE FURTHER NOTICE, that objections to Confirmation, if any, (i) shall be in writing, (ii) shall comply with the Bankruptcy Rules and the Local Bankruptcy Rules of the Bankruptcy Court, (iii) shall set forth the name and address of the objectant, and the nature and amount of any claim or interest alleged by such objectant against the Debtor's estate or property, (iv) shall state with particularly the legal and factual basis for such objection, (v) shall be filed with the Clerk of the Bankruptcy Court for the Eastern District of North Carolina, P.O. Box 1441, Raleigh, North Carolina 27602, with copies thereof served, by hand or by overnight delivery service, upon Smith Debnam Hibbert & Pahl, counsel for the Debtor, P.O. Box 26268, Raleigh, North Carolina 27611, Attn: J. Larkin Pahl, Esq.; Proskauer Rose Goetz & Mendelsohn, special bankruptcy counsel for the Debtor, 1585 Broadway, New York, New York 10036,
Attn: Alan B. Hyman, Esq.; Otterbourg, Steindler, Houston & Rosen, P.C., counsel for the Official Committee of Unsecured Creditors, 230 Park Avenue, New York, New York 10169, Attn: Scott L. Hazen, Esq.; Lord Bissell & Brook, counsel to the Official Committee of Equity Security Holders, 115 South La Salle Street, Chicago, Illinois 60603, Attn: Benjamin Waisbren, Esq.; Hebb & Gitlin, counsel to the Senior

Secured Noteholders, One State Street, Hartford, Connecticut
06103, Attn: Michael J. Reilly, Esq.; Anderson Kill Olick & Oshinsky, P.C., counsel to the Bank of Tokyo, Ltd., 1251 Avenue of the Americas, New York, New York 10020, Attn: Jeffrey L. Glatzer, Esq.; and the Office of the Bankruptcy Administrator, Eastern District of North Carolina, P.O. Box 3758, Wilson, North Carolina 27895-3758, Attn: Marjorie K. Lynch, Esq., such that all objections are filed and received no later than 5:00 p.m. (Eastern Standard Time) on December 5, 1994.
     PLEASE TAKE FURTHER NOTICE, that the confirmation Hearing may be adjourned from time to time, without prior notice to creditors or interested parties other than by the announcement of the adjourned date at the Confirmation Hearing.
     PLEASE TAKE FURTHER NOTICE, that you may obtain answers to questions regarding the Ballot or the procedures for voting on the Joint Plan by calling
(919) 250-2240.
Dated: October 5, 1994
      Raleigh, North Carolina
                                         BY ORDER OF THE COURT:
                                         /S/           A. THOMAS SMALL
                                              UNITED STATES BANKRUPTCY JUDGE
SMITH DEBNAM HIBBERT & PAHL
Counsel to the Debtor and
Debtor-in-Possession
    P.O. Box 26268
    Raleigh, North Carolina 27611
    (919) 250-2000
    Attn: J. Larkin Pahl
        Terri L. Gardner
PROSKAUER ROSE GOETZ & MENDELSOHN
Special Bankruptcy Counsel to the Debtor
and Debtor-in-Possession
    1585 Broadway
    New York, New York 10036
    (212) 969-3000
    Attn: Alan B. Hyman
        Michael E. Foreman
M-16